SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
AMENDMENT NO. 2
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 31, 2007

Date of report (Date of earliest event reported)
SurModics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-23837	41-1356149

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9924 West 74th Street Eden Prairie, Minnesota		55344

(Address of Principal Executive Offices)		(Zip Code)
(952) 829-2700

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 99.4

This Amendment No. 2 to the Current Report on Form 8-K of SurModics, Inc. dated July 31, 2007 is filed for the purpose of correcting mathematical errors in the Unaudited Combined Condensed Income Statement for the year ended September 30, 2006 and the Unaudited Combined Condensed Income Statement for the nine months ended June 30, 2007. In such statements, as originally filed, certain pro forma adjustments that should have increased operating costs and expenses were treated as decreasing operating costs and expenses.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.
     The following financial statements were previously filed:
•	Audited Consolidated Financial Statements of Brookwood Pharmaceuticals, Inc. and Subsidiary as of, and for the year ended, December 31, 2006;

•	Unaudited Condensed Consolidated Balance Sheet of Brookwood Pharmaceuticals, Inc. and Subsidiary as of June 30, 2007; and

•	Unaudited Condensed Consolidated Income Statement and Statement of Cash Flows of Brookwood Pharmaceuticals, Inc. and Subsidiary for the six months ended June 30, 2006 and June 30, 2007.
(b)	Pro Forma Financial Information.
     The following pro forma financial information is filed herewith:
•	Unaudited Combined Condensed Balance Sheet as of June 30, 2007;

•	Unaudited Combined Condensed Income Statement for the year ended September 30, 2006; and

•	Unaudited Combined Condensed Income Statement for the nine months ended June 30, 2007.

•	Notes to Unaudited Pro Forma Combined Condensed Financial Statements.
(d)	Exhibits
2.1	Stock Purchase Agreement, dated July 31, 2007, between SurModics, Inc. and Southern Research Institute (excluding schedules and exhibits, which SurModics, Inc. agrees to furnish to the Securities and Exchange Commission upon request)*

23.1	Consent of Warren, Averett, Kimbrough & Marino, LLC*

99.1	Press Release dated August 1, 2007*

99.2	Audited Consolidated Financial Statements of Brookwood Pharmaceuticals, Inc. and Subsidiary as of, and for the year ended, December 31, 2006*

99.3	Unaudited Condensed Consolidated Balance Sheet of Brookwood Pharmaceuticals, Inc. and Subsidiary as of June 30, 2007 and Unaudited Condensed Consolidated Income Statement and Statement of Cash Flows of Brookwood Pharmaceuticals, Inc. and Subsidiary for the six months ended June 30, 2006 and June 30, 2007*

99.4	Unaudited Pro Forma Combined Condensed financial information of the Company as of June 30, 2007 and for the nine month period ended June 30, 2007 and the year ended September 30, 2006

*	Previously filed

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 2 to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.
Date: October 18, 2007	/s/ Philip D. Ankeny
Philip D. Ankeny
Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing

2.1	Stock Purchase Agreement, dated July 31, 2007, between SurModics, Inc. and Southern Research Institute (excluding schedules and exhibits, which SurModics, Inc. agrees to furnish to the Securities and Exchange Commission upon request)	Previously Filed
23.1	Consent of Warren, Averett, Kimbrough & Marino, LLC	Previously Filed
99.1	Press Release dated August 1, 2007	Previously Filed
99.2	Audited Consolidated Financial Statements of Brookwood Pharmaceuticals, Inc. and Subsidiary as of, and for the year ended, December 31, 2006	Previously Filed
99.3	Unaudited Condensed Consolidated Balance Sheet of Brookwood Pharmaceuticals, Inc. and Subsidiary as of June 30, 2007 and Unaudited Condensed Consolidated Income Statement and Statement of Cash Flows of Brookwood Pharmaceuticals, Inc. and Subsidiary for the six months ended June 30, 2006 and June 30, 2007	Previously Filed
99.4	Unaudited Pro Forma Combined Condensed financial information of the Company as of June 30, 2007 and for the nine month period ended June 30, 2007 and the year ended September 30, 2006	Filed Electronically